OTHER CURRENT LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2023
Payables and Accruals [Abstract]
Schedule of other current liabilities
As of December 31, 2023 and 2022, other current liabilities within the Consolidated Balance Sheets are comprised of:

(in thousands of $)	2023	2022
Accrued expenses	(12,582)	(20,686)
Deferred charter revenue	(32,441)	(32,963)
Other current liabilities	(482)	(1,673)
Provisions	—	(247)
Total other current liabilities	(45,505)	(55,569)